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                                                                 (Exhibit 10.14)

                         [Letterhead of Hongkong Bank]

Ref:   CORPORATE BANKING CENTRE ESD - TEAM B
 CONFIDENTIAL

Jazz Photo (HK) Ltd
Room 617 6/F Fortune Commercial Building
No 362 Sha Taui Road
Tsuen Wan
New Territories

Attn: Ms. Jessie Szeto                                            25 March 1997

Dear Madam

BANKING FACILITIES
A/C NO. 162-131239-001

With reference to our recent discussion, we are pleased to confirm our agreement to granting the following banking facility to your company which will be made available on the specific terms and conditions outlined herein and upon the satisfactory completion of the security detailed below. This facility is subject to review at any time and, in any event by 21 March 1998, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

                                            Limit

OBN Advance                               HKD6,000,000.-

Advance against export bills under local DC opened by Walmart, negotiation of which is restricted to other banks (OBN).

Interest on OBN Advance will be charged on a daily basis at 1/2% over our best lending rate, (currently 8-1/2% per annum, but subject to fluctuation at our discretion).

Accrual of Interest and Other Sums

Please note that interest and other sums expressed to be chargeable or payable on a periodic basis will nonetheless accrue from day to day and amounts so accrued may be demanded at any time.

As security for the foregoing facility, we require to hold a Joint & Several Guarantee for HKD6,000,000 - from Mr. Jack C. Benun and Ms. Szeto Suk Yee, Jessie (already in hand).

Please note that arrangement fee of HKD15,000 - (i.e. 1/4% on facility limit) will be charged to the debit of your current account upon receipt of your acceptance to this facility.

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                                                            [Logo]

      CORPORATE BANKING CENTRE ESD - TEAM B
PRIVATE & CONFIDENTIAL

Jazz Photo (HK) Ltd

                                                            25 March 1997

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Please arrange for the authorized signatories of your company, in accordance with the terms of the mandate given to the bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the terms and conditions under which this facility is granted.

This facility will remain open for acceptance until the close of business on 16 April 1997 and if not accepted by that date will be deemed to have lapsed.

We are pleased to be of assistance.

Yours faithfully

/s/ [Illegible] M A Wong
[Illegible] M A Wong
Corporate Relationship Manager
VL/rk

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To: The Manager
    The Hongkong and Shanghai Banking Corporation Limited
    Hong Kong

JOINT AND SEVERAL GUARANTEE BY INDIVIDUALS OR PARTNERS IN A FIRM (Limited Amount
- Under Seal)

1. Definitions
   "Bank" means The Hongkong and Shanghai Banking Corporation Limited at its office specified in the Schedule and its successors and assigns;

   "Banking Facilities" means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer;

   "Customer" means the person whose name and address are specified in the Schedule;

   "Default Interest" means interest at such rate as the Bank may specify, compounded monthly if not paid on the dates specified by the Bank;

   "Exchange Rate" means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor.

   "Guaranteed Moneys" means (i) all moneys in any currency owing by the Customer to the Bank at any time, actually or contingently, in any capacity, alone or jointly with any other person, (ii) interest on such moneys (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts payment and (iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis;

   "Guarantor" means each person whose name and address are specified in the Schedule or, if the name and address of a firm are specified in the Schedule, means each of the present and future partners of the firm and, in any case, means any executor, personal representative or lawful successor of such person;

   "Maximum Liability" means the sum, if any, specified in the Schedule plus Default Interest on that sum and expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Moneys is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;

   "Person" includes an individual, firm, company, corporation and an unincorporated body of persons; and

   "Process Agent" means the person, if any, whose name and Hong Kong address are specified in the Schedule.

2. Guarantee

   2.01 In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Moneys to the Bank on demand.

   2.02  The liability of the Guarantor shall not exceed the Maximum
         Liability.

   2.03 The Guarantor shall pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Moneys from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Moneys (both before and after any demand or judgment or any circumstance which restricts payment by the Customer).

   2.04 A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Moneys owing at any time.

   2.05 The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Moneys for such period as the Bank may certify to the Guarantor to be appropriate in order to protect the interests of the Bank in respect of the Guaranteed Moneys.

3. Joint and Several Liability

   3.01 The liability and obligations of each Guarantor are joint and several.

   3.02 Each Guarantor shall be bound even though any other Guarantor or any other person intended to be bound by this Guarantee is not.

   3.03 The Bank shall be entitled to deal separately with a Guarantor on any matter, including the discharge of the liability of that Guarantor to the extent without affecting the liability of any other Guarantor.

   3.04 No Guarantor shall be entitled to the rights or remedies of a surety as regards the liability or obligations of another Guarantor.

4. Continuing and Additional Security

   4.01 This Guarantee is continuing security and shall secure the whole of the Guaranteed Moneys until one calendar month after receipt by the Bank of notice in writing by each Guarantor to terminate it. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Moneys in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Moneys to the Bank on demand whether that demand is made before at the time of or after such termination.

   4.02 This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.

5. Customer's Accounts

   The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6. Payments

   6.01 Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

   6.02 Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate.


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   6.03  No payment [illegible] Bank under this Guarantee pursuant to any judgement [illegible] order or otherwise shall discharge the obligation of the Guarantor [illegible] respect of which it was made unless and until payment [illegible] full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

   6.04 Any moneys paid to the Bank in respect of the Guaranteed Moneys may be applied in or towards satisfaction of the same or placed to the credit of such account as the Bank may determine with a view to preserving its rights to prove for the whole of the Guaranteed Moneys.

   6.05 If any moneys paid to the Bank in respect of the Guaranteed Moneys are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such moneys had not been paid.

7. Set-off

   The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Moneys. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the moneys standing to the credit of such account.

8. Lien

   The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Moneys.

9. Guarantor as Principal Debtor

   The liability of the Guarantor under this Guarantee shall not be discharged or otherwise affected by reason of the Bank entering into any agreement or arrangement with the Customer or any other person or by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Moneys which may not be recoverable from the Customer for any such reason shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity, on demand, together with Default Interest thereon in accordance with Clause 2.03.

10. Guarantor as Trustee

    10.01 The Guarantor shall not, until the whole of the Guaranteed Moneys have been received by the Bank, exercise its rights of subrogation, indemnity, set-off or counterclaim against the Customer or its rights to participate in any security the Bank has in respect of the Guaranteed Moneys or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer. The Guarantor shall hold any amount recovered, as a result of the exercise of any such rights, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

    10.02 The Guarantor has not taken any security from the Customer and agrees not to do so until the Bank has received the whole of the Guaranteed Moneys. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Moneys and all moneys at any time received in respect thereof shall be paid to the Bank immediately on receipt.

11. No Waiver

    No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

12. Assignment

    The Guarantor may not assign or transfer any rights or obligations of the Guarantor hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

13. Communications

     13.01 Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at the last address registered with the Bank and addressed to the Bank at its office specified in the Schedule or such other address at the Bank may notify to the Guarantor for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address or on the second day following the day of posting or on the day of despatch, if sent by facsimile transmission or telex, and to the Bank on the day of actual receipt.

    13.02 Any notice, demand or other communication shall be effective on the Bank only if given by each Guarantor or the surviving Guarantor and on the Guarantor if given by the Bank to any Guarantor.

14. Severability

    Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

15. Governing Law and Jurisdiction

    15.01 This Guarantee is governed by and shall be construed in accordance with the laws of Hong Kong.

    15.02 The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong Courts but this Guarantee may be enforced in the Courts of any competent jurisdiction.

16. Governing Version

    This Guarantee is executed in an English version and a Chinese version. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.


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17. Process Agent

    If a Process Agent is specified in the Schedule, service of any legal process on the Process Agent shall constitute service on the Guarantor.

18. Execution

    18.01 This Guarantee may be entered into on separate counterparts which, together, shall constitute a single instrument.

    18.02 This Guarantee has been entered into by the Guarantor under seal on ________________, 19_______.

                                    Schedule

Bank's Office 15/F Hennessy Centre 500 Hennessy Office, Causeway Bay, Hong Kong. Customer Fordteam Ltd of ______________________________________________________
_______________________________________________________________________________
Guarantor Jessie Szeto of _____________________________________________________
_______________________________________________________________________________
Guarantor Jack Benun of _______________________________________________________
_______________________________________________________________________________
Specified Sum in Respect of Maximum Liability HKD6,000,000. - >5,000

Process Agent  _______________________________________________________ of_______
____________________________________________________________________, Hong Kong

Executed under Seal )                           Executed under Seal )
by the Guarantor in )                           by the Guarantor in )
the presence of     )                           the presence of     )



/s/ Kitty Wong                                  /s/ Jeff Burkard
------------------------------------           ---------------------------------
Witness Signature                              Witness Signature

Name           Kitty Wong                      Name             Jeff Burkard
Office         Fordteam Limited                Office           Jazz Photo Corp.
Identification Secretary                       Identification   Manager


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